Exhibit 10.1

               [LOGO OF WERNER ENTERPRISES, INC.]


                RESTRICTED STOCK AWARD AGREEMENT


THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is made and entered into as of the [_____] day of [__________] 20[___] (the "Grant Date"), by and between Werner Enterprises, Inc., a Nebraska corporation (the "Company"), and [_______________], an eligible participant and recipient ("Participant") under the Werner Enterprises, Inc. Equity Plan (as defined and described below). As set forth herein, this Agreement is subject to the terms and conditions of the Werner Enterprises, Inc. Equity Plan, as may be amended from time to time.

                            RECITALS

     WHEREAS, the Company has in effect the Werner Enterprises, Inc. Equity Plan, which was initially adopted by the Company on May 12, 1987 and ratified and approved by the stockholders of the Company on June 9, 1987 as the Werner Enterprises, Inc. Stock Option Plan (as amended and restated on May 3, 1994, February 8, 2000, May 9, 2000, February 25, 2003 and May 11, 2004),
     and which was amended, restated and renamed the Werner Enterprises, Inc. Equity Plan by the Company on March 15, 2007 and ratified and approved by the stockholders of the Company on May 8, 2007 (the "Plan"), and which may be amended and restated from time to time;

     WHEREAS, the Plan permits shares of the Company's common stock, $0.01 par value (the "Common Stock"), to be granted as restricted stock to (i) any key employee (including an employee who is a member of the Company's Board of Directors (the "Board") and/or an officer of the Company and its subsidiaries) and (ii) any non-employee member of the Board;

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for certain key employees and non-employee members of the Board to obtain or increase their stock ownership interest in the Company in order to establish a greater incentive in providing services to the Company and to further align their interests with those of the stockholders of the Company; and

     WHEREAS, Participant is a [key employee][a non-employee member of the Board] and has been selected by the Compensation Committee of the Board (the "Committee") to receive an award of restricted stock under the Plan.

                            AGREEMENT

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1.    Grant  of  Restricted  Stock.  Subject  to  the  terms  and
      -----------------------------
conditions of the Plan (attached hereto as Exhibit A and made a part hereof) and this Agreement, the Company hereby grants to Participant an aggregate number of [_______] restricted shares of Common Stock (such restricted shares of Common Stock are hereinafter referred to as the "Restricted Stock" or the "Award"). The Restricted Stock granted under this Agreement is exempt from Section 409A of the Internal Revenue Code of 1986, as amended. The Restricted Stock was granted to Participant on the aforementioned Grant Date.

2.    Acceptance of Award.  The granting of this Restricted Stock
      --------------------
Award does not impose any obligation on Participant to accept such Award. By accepting the Award, however, Participant agrees to be subject to and bound in accordance with the terms and conditions of this Agreement and the Plan. Participant's execution of this Agreement shall evidence and constitute Participant's acceptance of the Award contemplated herein.

3.    Vesting.   [The Restricted Stock shall become nonrestricted
      --------
and fully vested, and restrictions on such Restricted Stock shall lapse, on [__________, 20___] (the "Vesting Date").][Separate designated portions of the Restricted Stock shall become vested on the "Vesting Dates" as set forth on the Vesting Schedule (attached hereto as Exhibit B and made a part hereof).] Until the occurrence of the Vesting Date[s], [all of the Restricted Stock][each portion of Restricted Stock for which the respective Vesting Date has not occurred] shall be non-vested, may be canceled and forfeited upon Participant's termination of employment and may not be subject to further vesting under this Agreement, pursuant to the Plan and Section 7 of this Agreement.

4.    Value  of Restricted Stock.  Participant acknowledges  that
      ---------------------------
the value of each share of Restricted Stock granted under this Agreement is not predetermined, fixed, permanent or otherwise set, specified or guaranteed whatsoever. On the Vesting Date[s] and each subsequent date thereafter, the value of such shares that fully vest and become unrestricted shall equal the Fair Market Value of the Common Stock of the Company on the respective date. Participant acknowledges that the Fair Market Value of such shares may fluctuate and vary according to market conditions and other factors. "Fair Market Value" means the closing trading price of one share of Common Stock on the NASDAQ Global Select MarketSM securities exchange, as published by the Wall Street Journal for the date in question.

5.    Taxes.   Participant  will be solely  responsible  for  any
      ------
federal, state, local or other taxes imposed in connection with the granting and acceptance of the Restricted Stock pursuant to this Agreement and the Plan and with the delivery of Restricted Stock that has vested and become unrestricted pursuant thereto. Participant acknowledges that upon Participant's recognition of the income with respect to the Restricted Stock granted hereunder, the Company may withhold taxes pursuant to the terms of the Plan.

6.   Issuance Upon Vesting; Withholdings.
     ------------------------------------

     (a) On the designated Vesting Date[s], Participant shall have all rights as a stockholder and be entitled to certificates for Restricted Stock that vested and became unrestricted upon Participant's satisfaction of all applicable tax withholding amounts and requirements. The shares are payable to Participant [upon vesting][[_______] ([___]) days after the end of the [vesting period][performance period, as based on the Committee's assessment of the extent to which the performance goals were achieved]].

     (b) The Company is not obligated to deliver any Restricted Stock that has vested and become unrestricted unless Participant has satisfied all applicable federal, state, local and other tax withholding requirements. Participant may pay all required withholding amounts pursuant to the provisions of the Plan.

7.    Termination of Employment; Death.  Subject to the Plan  and
      ---------------------------------
this Agreement and unless the Plan and Agreement provide otherwise, during Participant's lifetime, only Participant is entitled to receive the Restricted Stock granted hereunder. Termination of Participant's employment with the Company will affect the forfeiture of, and rights to become vested in, the Restricted Stock granted herein and shall be governed by the provisions of the Plan. In the event Participant dies while holding Restricted Stock (not otherwise forfeited), all service period and other restrictions applicable to such Restricted Stock shall lapse, and such Restricted Stock shall become fully vested and nonforfeitable in accordance with the Plan.

8.    Nonassignability of Award.  The Award of  Restricted  Stock
      --------------------------
shall not be assigned, mortgaged, pledged, attached, sold, transferred or otherwise encumbered by Participant other than by will or the applicable laws of descent and distribution, except as may be permitted by the Board or Committee from time to time in accordance with the Plan. If Participant attempts to alienate, assign, pledge, hypothecate or otherwise dispose of Participant's Restricted Stock Award, such Award may be terminated and become null and void pursuant to the Plan.

9.    [No ]Stockholder  and Dividend Rights.  [Participant  shall
      --------------------------------------
not be deemed for any purpose to have any dividend, voting, liquidation or other rights with respect to the Restricted Stock granted hereunder, except to the extent that such Restricted Stock vests and becomes unrestricted and Participant then becomes entitled to an issued stock certificate for such vested and unrestricted shares, pursuant to this Agreement and the Plan.][Participant shall have dividend[ and voting] rights with respect to Restricted Stock granted under this Agreement. These dividend[ and voting] rights shall accrue to Participant's benefit only with regard to the Restricted Stock held by Participant on the record date of the payable dividend[ and the voting date], and dividends paid on unvested Restricted Stock may be held in escrow by the Company and are subject to the same forfeitability and transferability restrictions as the underlying Restricted Stock.]

10.  Restrictions on Transfers of Common Stock.
     ------------------------------------------

     (a) Participant agrees individually and for Participant's heirs, legatees and legal representatives, with respect to all unrestricted shares of Common Stock acquired pursuant to the terms and conditions of this Agreement (or any shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that Participant and Participant's heirs, legatees and legal representatives shall not sell or otherwise dispose of such shares except pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act") or except in a transaction which, in the opinion of counsel for the Company, is exempt from the registration and prospectus delivery requirements under the Act.

     (b) As further conditions to Participant's receipt of the unrestricted Common Stock acquired pursuant to this Agreement and the Plan, Participant agrees individually and for Participant's heirs, legatees and legal representatives, prior to such acquisition, to those investment representations and warranties set forth in
          Section 16 hereto and to take those other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the 1933 Act and any applicable securities laws. Participant also understands and acknowledges that federal and state securities laws govern Participant's right to sell, transfer and otherwise dispose of the Restricted Stock, whether vested or unvested.

     (c) Unless otherwise determined by the Board, Participant agrees that if any certificate representing restricted shares of Common Stock acquired under this Agreement and in accordance with the Plan is issued prior to the Vesting Date[s] of such restricted shares, then such certificate shall bear a legend substantially similar to the following (and any other legend as may be required by state securities laws):

               The shares of Common Stock of Werner Enterprises, Inc. represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, assigned, transferred or disposed of unless
               (i) such shares are registered under the Act or (ii) such sale, assignment, transfer or disposition of such shares is exempt from the registration and prospectus delivery requirements of the Act and any applicable state securities laws. Any sale, assignment, exchange, gift, transfer or other disposition of the Common Stock represented by this certificate is subject to the terms and provisions of the Werner Enterprises, Inc. Equity Plan and the Restricted Stock Award Agreement, dated [__________, 20___], by and
               between   Werner   Enterprises,   Inc.    and
               [Participant].
                -----------

     (d) Unless the Board determines otherwise, any certificate representing unrestricted shares of Common Stock acquired under this Agreement and in accordance with the Plan shall not bear a restrictive legend, provided Participant satisfies the requirements set forth in
          Section 6 hereto.

11.  Adjustments.  In the event there is change in the number  or
     ------------
rights and privileges of the outstanding shares of Common Stock (or of any stock or other securities into which such Common Stock may be changed or for which it may be exchanged), then the Board or Committee may adjust the number or rights and privileges of the shares subject to the Restricted Stock Award if the Board or Committee in its sole discretion determines that such change equitably requires such an adjustment. As part of the adjustment, the Board or Committee shall determine, in its sole discretion, the manner of any such adjustment. Any adjustment or substitution provided for in this Section 11 or the Plan shall not result in the issuance of any fractional shares.

12.   Board and Committee Authority.  As consistent with the Plan
      ------------------------------
and this Agreement, the Board and Committee have the power and discretion to interpret this Agreement; adopt rules for the administration, interpretation and application of this Agreement; and interpret or revoke any such rules (including, but not limited to, determinations of employment termination and whether any Restricted Stock has vested or shall be deemed vested). All actions taken and all interpretations and determinations made by the Board and Committee in good faith will be final and binding upon Participant, the Company and all other interested parties. No member of the Board or Committee will be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement.

13.  Rights and Powers of Company Not Affected.  The existence of
     ------------------------------------------
the  Restricted  Stock  granted under this  Agreement  shall  not affect in any way the rights or powers of the Company or its stockholders to authorize and effect any or all adjustments, recapitalizations, reorganizations or other transformations or alterations to the Company's capital structure, business or operations; any merger or acquisition of the Company; any issuance of bonds or debentures; any preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof; a dissolution or liquidation of the Company; any sale or transfer of all or any part of the Company's assets or business; or any other lawful corporate act or proceeding of a similar character or otherwise.

14.   No  Right to Employment.  The provisions of this  Agreement
      ------------------------
(including the granting and vesting of the Restricted Stock) do not confer upon Participant any right to continued employment with the Company or its subsidiaries, nor do any of such provisions interfere in any way with the right of the Company or subsidiary (as the case may be) to terminate Participant's
employment   or   to  make  any  modification  to   Participant's
compensation at any time.

15.    Changes   in   Circumstances   Affecting   Common   Stock.
       ----------------------------------------------------------
Participant expressly understands and agrees that Participant assumes all risks incident to (i) any change hereafter in any applicable laws or regulations or (ii) any change in the value of the Restricted Stock issued under this Agreement or the outstanding Common Stock after the date hereof.

16.   Participant  Representations and  Warranties.   Participant
      ---------------------------------------------
acknowledges, represents and warrants the following:

     (a) Any Restricted Stock acquired by Participant under this Agreement is for Participant's own account, investment purposes only and is not acquired with a view to or for the resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Restricted Stock.

     (b) The offering and acceptance of the Restricted Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), and Participant will not sell or otherwise transfer such shares without registration under the Act or an exemption therefrom.

     (c) Sales or transfers of the Restricted Stock granted hereunder are further restricted by the provisions of the Plan and applicable federal and state securities laws, rules and regulations.

     (d)  Participant  has knowledge and experience in  financial and business matters and understands and is capable  of
          evaluating  the  merits  and  inherent  risks   of   an
          investment of this nature.

     (e) Participant (i) has the financial ability and fully agrees to bear the economic risk of his acquired investment in the Company; (ii) has adequate means for providing for his current needs and personal contingencies; and (iii) does not need liquidity with respect to his acquired investment in the Company.

     (f) Participant has obtained, or had reasonable opportunity to obtain, sufficient information concerning the Restricted Stock, Company and any other relevant information relating to an acquired investment in the Restricted Stock.

     (g) In making his decision to accept the Restricted Stock, Participant shall rely solely upon this Agreement, the Plan, any written information supplied by the Company (or its authorized representatives) and any independent investigations made by Participant. Participant shall not rely on the Company or any of its officers or Board members with respect to tax advice or other economic considerations involved in an acquired investment of Restricted Stock relating to Participant's own respective tax and economic situation.

17.    Notice.   All  notices,  claims,  certificates,  requests,
       -------
demands and other communications provided hereunder shall be in writing and shall be deemed duly given if personally delivered or if sent by a recognized overnight courier; registered or certified mail (return receipt requested and postage prepaid); or telecopy, facsimile or other means of electronic correspondence (confirmation of receipt requested). Participant shall send notice to the Corporate Secretary of the Company at the Company's principal executive offices in Omaha, Nebraska, and the Company shall send notice to Participant at an address designated and provided by Participant to the Corporate Secretary. Notice shall be deemed to be received as follows: (i) for personal delivery, on the date of such delivery; (ii) for recognized courier, on the next business day after sent; (iii) for registered or certified mail, on the third business day following that on which the notice was postmarked; and (iv) for telecopy, facsimile or electronic correspondence, when receipt of confirmation is given (or if no receipt is provided, on the business day after the date sent).

18.   Assignment  of Agreement.  Participant is  prohibited  from
      -------------------------
assigning, transferring or otherwise conveying this Agreement, including any or all of Participant's duties and obligations hereunder, until the terms, conditions and restrictions contained herein have been satisfied and released or unless the Board or Committee consents and permits otherwise.

19.  Amendment or Modification; Counterparts.  This Agreement may
     ----------------------------------------
be amended, modified or supplemented only by a written instrument executed by all parties to this Agreement. This Agreement may be executed in one or more counterparts. Each counterpart shall be deemed original, but all such counterparts together shall constitute but one agreement.

20.   Severability.   If  any  provision  of  this  Agreement  is
      -------------
adjudicated or determined by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any lawful reason, such provision (as to such jurisdiction) shall be ineffective and rendered null and void. In such event, the remaining provisions of this Agreement shall remain effective, valid and enforceable.

21.  Governing Law.  This Agreement shall be governed by the laws
     --------------
of the State of Nebraska without regard to the principles of conflicts of laws and with respect to all matters, including (but not limited to) matters of validity, construction, effect, performance and remedies. Participant expressly submits to the exclusive personal jurisdiction and exclusive venue of the federal and state courts of competent jurisdiction in the State of Nebraska.

22.   Waiver of Jury Trial.  Each party to this Agreement  hereby
      ---------------------
irrevocably and unconditionally waives, to the fullest extent permitted by law, the right to trial by jury in any suit, action or proceeding arising hereunder.

23.   Terms of the Plan Govern.  All parties acknowledge that the
      -------------------------
Restricted Stock is granted under and pursuant to the Plan, which shall govern all rights, interests, obligations and undertakings of the Company and Participant. The Plan shall govern and be controlling in the event (i) any of the terms of the Plan and this Agreement are inconsistent or conflict or (ii) this Agreement is silent and does not include provisions with respect to a particular matter or circumstance. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.


IN WITNESS WHEREOF, the parties hereto agree to the terms and conditions herein and have executed this Restricted Stock Award
Agreement, effective as of the Grant Date first set forth above.

PARTICIPANT:                         WERNER ENTERPRISES, INC.:


                                 By:
---------------------------          ---------------------------
Signature                            Signature



---------------------------          ---------------------------
Name (Print)                         Name (Print)



---------------------------          ---------------------------
Title                                Title



---------------------------          ---------------------------
Date                                 Date

                            EXHIBIT A
                            ---------

                    WERNER ENTERPRISES, INC.
                           EQUITY PLAN

                           [EXHIBIT B]
                            ---------

                        VESTING SCHEDULE

Separate portions of the Restricted Stock granted pursuant to this Agreement shall vest on the "Vesting Dates" according to the following schedule and the [__________, 20___] Grant Date:

     1. First Vesting Date. [_______] percent ([_____%]) of the shares of the Restricted Stock Award shall become vested, and the restrictions on such shares shall lapse, on [__________, 20___];

     2. [Second] Vesting Date. [_______] percent ([_____%]) of the shares of the Restricted Stock Award shall become vested, and the restrictions on such shares shall lapse, on [__________, 20___];

     3. [Third]  Vesting Date.  [_______] percent ([_____%])
        of the shares of the Restricted Stock Award shall become vested, and the restrictions on such shares shall lapse, on [__________, 20___];

     4. [Fourth] Vesting Date. [_______] percent ([_____%]) of the shares of the Restricted Stock Award shall become vested, and the restrictions on such shares shall lapse, on [__________, 20___];[ and]

     5. [Fifth]  Vesting Date.  [_______] percent ([_____%])
        of the shares of the Restricted Stock Award shall become vested, and the restrictions on such shares shall lapse, on [__________, 20___]. On such final Vesting Date, all shares of the Restricted Stock Award shall have vested, and all restrictions on such shares shall have lapsed, after the expiration of [_______] ([___]) years from the Grant Date.